Exhibit 99.1
KELLY SERVICES REPORTS 2nd QUARTER 2011 RESULTS AND ANNOUNCES DIVIDEND
TROY, MI (August 10, 2011) — Kelly Services, Inc. (NASDAQ: KELYA) (NASDAQ: KELYB), a leader in providing workforce solutions, today announced results for the second quarter.
Carl T. Camden, President and Chief Executive Officer, announced revenue for the second quarter of 2011 totaled $1.4 billion, a 16% increase compared to the corresponding quarter in 2010.
Earnings from operations for the second quarter of 2011 totaled $21 million, compared to earnings from operations of $8 million reported for the second quarter of 2010.
Diluted earnings per share from continuing operations in the second quarter of 2011 were $0.53 compared to second quarter 2010 earnings of $0.11 per share.
Commenting on the second quarter results, Camden said, “We are pleased that Kelly completed a very strong second quarter, despite the slow moving recovery. Solid revenue growth coupled with our ability to effectively leverage a leaner cost structure resulted in improved earnings.” Camden added that Kelly will continue to focus on maximizing profits across all business lines by adhering to its disciplined operational management.
“A concentration on specialized outsourcing services is also expected to contribute to profits going forward,” Camden said.
“Today’s changing labor markets demand new approaches. We are creating custom workforce solutions for customers through our outsourcing and consulting services, and targeting other higher-margin staffing business such as Professional & Technical.”
Kelly also reported that on August 9, its board of directors declared a dividend of $0.05 per share. The dividend is payable on September 12, 2011 to shareholders of record as of the close of business on August 31, 2011.
In conjunction with its second quarter earnings release, Kelly Services, Inc. will host a conference call at 9:00 a.m. (ET) on August 10, to review the results and answer questions. The call may be accessed in one of the following ways:
Via the Telephone:

U.S.	1 800 288 9626
International	1 651 291 5254
The pass code is Kelly Services
Via the Internet:
The call is also available via the internet through the Kelly Services website: www.kellyservices.com

This release contains statements that are forward looking in nature and accordingly, are subject to risks and uncertainties. These factors include, but are not limited to, competitive market pressures including pricing, changing market and economic conditions, our ability to achieve our business strategy, including our ability to successfully expand into new markets and service lines, material changes in demand from or loss of large corporate customers, impairment charges initiated by adverse industry or market developments, unexpected termination of customer contracts, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits, unexpected changes in claim trends on workers’ compensation and benefit plans, our ability to maintain specified financial covenants in our bank facilities, our ability to access credit markets and continued availability of financing for funding working capital, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology programs, our ability to retain the services of our senior management, local management and field personnel, the impact of changes in laws and regulations (including federal, state and international tax laws), the net financial impact of recent U.S. healthcare legislation on our business, risks associated with conducting business in foreign countries, including foreign currency fluctuations, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any forward looking statements contained herein, and we have no intention to update these statements.
About Kelly Services
Kelly Services, Inc. (NASDAQ: KELYA, KELYB) is a leader in providing workforce solutions. Kelly® offers a comprehensive array of outsourcing and consulting services as well as world-class staffing on a temporary, temporary-to-hire and direct-hire basis. Serving clients around the globe, Kelly provides employment to more than 530,000 employees annually. Revenue in 2010 was $5.0 billion. Visit www.kellyservices.com and connect with us on facebook.com/kellyservices, linkedin.com/companies/kelly-services and twitter.com/kellyservices.
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ANALYST CONTACT:	MEDIA CONTACT:
James Polehna	Jane Stehney
(248) 244-4586	(248) 244-5630
james_polehna@kellyservices.com	jane_stehney@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 13 WEEKS ENDED JULY 3, 2011 AND JULY 4, 2010
(UNAUDITED)
(In millions of dollars except per share data)

	2011	2010	Change		% Change

Revenue from services	$1,405.8	$1,209.4	$196.4		16.2%

Cost of services	1,181.2	1,018.5	162.7		16.0

Gross profit	224.6	190.9	33.7		17.6

Selling, general and administrative expenses	203.3	180.9	22.4		12.4

Asset impairments	—	1.5	(1.5)		(100.0)

Earnings from operations	21.3	8.5	12.8		151.8

Other expense, net	(0.7)	(2.1)	1.4		69.3

Earnings from continuing operations before taxes	20.6	6.4	14.2		222.3

Income taxes	0.6	2.5	(1.9)		(73.2)

Earnings from continuing operations	20.0	3.9	16.1		417.6

Loss from discontinued operations, net of tax	(1.2)	—	(1.2)		NM

Net earnings	$18.8	$3.9	$14.9		387.0%

Basic earnings (loss) per share on common stock
Earnings from continuing operations	$0.53	$0.11	$0.42		381.8%
Loss from discontinued operations	(0.03)	—	(0.03)		NM
Net earnings	0.50	0.11	0.39		354.5

Diluted earnings (loss) per share on common stock
Earnings from continuing operations	$0.53	$0.11	$0.42		381.8%
Loss from discontinued operations	(0.03)	—	(0.03)		NM
Net earnings	0.50	0.11	0.39		354.5

STATISTICS:

Gross profit rate	16.0%	15.8%	0.2	pts.

Selling, general and administrative expenses:
% of revenue	14.5	15.0	(0.5)
% of gross profit	90.6	94.8	(4.2)

% Return — Earnings from operations	1.5	0.7	0.8
Earnings from continuing operations before taxes	1.5	0.5	1.0
Earnings from continuing operations	1.4	0.3	1.1
Net earnings	1.3	0.3	1.0

Effective income tax rate	3.3%	39.8%	(36.5	) pts.

Average number of shares outstanding (millions):
Basic	36.8	36.0
Diluted	36.8	36.0

Shares adjusted for nonvested restricted awards (millions):
Basic	37.4	36.4
Diluted	37.4	36.4

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 26 WEEKS ENDED JULY 3, 2011 AND JULY 4, 2010
(UNAUDITED)
(In millions of dollars except per share data)

	2011	2010	Change		% Change

Revenue from services	$2,744.9	$2,339.8	$405.1		17.3%

Cost of services	2,306.6	1,968.9	337.7		17.2

Gross profit	438.3	370.9	67.4		18.1

Selling, general and administrative expenses	415.4	362.5	52.9		14.6

Asset impairments	—	1.5	(1.5)		(100.0)

Earnings from operations	22.9	6.9	16.0		232.6

Other expense, net	(1.1)	(3.2)	2.1		66.2

Earnings from continuing operations before taxes	21.8	3.7	18.1		484.4

Income taxes	0.7	1.8	(1.1)		(60.0)

Earnings from continuing operations	21.1	1.9	19.2		NM

Loss from discontinued operations, net of tax	(1.2)	—	(1.2)		NM

Net earnings	$19.9	$1.9	$18.0		NM	%

Basic earnings (loss) per share on common stock
Earnings from continuing operations	$0.56	$0.05	$0.51		NM	%
Loss from discontinued operations	(0.03)	—	(0.03)		NM
Net earnings	0.53	0.05	0.48		NM

Diluted earnings (loss) per share on common stock
Earnings from continuing operations	$0.56	$0.05	$0.51		NM	%
Loss from discontinued operations	(0.03)	—	(0.03)		NM
Net earnings	0.53	0.05	0.48		NM

STATISTICS:

Gross profit rate	16.0%	15.9%	0.1	pts.

Selling, general and administrative expenses:
% of revenue	15.1	15.5	(0.4)
% of gross profit	94.8	97.7	(2.9)

% Return — Earnings from operations	0.8	0.3	0.5
Earnings from continuing operations before taxes	0.8	0.2	0.6
Earnings from continuing operations	0.8	0.1	0.7
Net earnings	0.7	0.1	0.6

Effective income tax rate	3.4%	49.3%	(45.9	) pts.

Average number of shares outstanding (millions):
Basic	36.7	35.5
Diluted	36.7	35.5

Shares adjusted for nonvested restricted awards (millions):
Basic	37.4	35.9
Diluted	37.4	36.0

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Second Quarter
					Constant
					Currency
	2011	2010	Change		Change
Americas Commercial
Revenue from services (including fee-based income)	$670.3	$600.9	11.6%		10.7%
Fee-based income	2.8	2.2	29.0		26.9
Gross profit	93.7	85.7	9.4		8.7
Total SG&A expenses	70.7	67.7	4.4		3.7
Earnings from operations	23.0	18.0	28.3

Gross profit rate	14.0%	14.3%	(0.3	) pts.
Expense rates:
% of revenue	10.5	11.3	(0.8)
% of gross profit	75.4	79.0	(3.6)
Operating margin	3.4	3.0	0.4

Americas PT
Revenue from services (including fee-based income)	$247.7	$219.9	12.6%		12.5%
Fee-based income	3.7	2.2	66.8		66.5
Gross profit	36.0	34.5	4.4		4.2
Total SG&A expenses	25.6	22.7	12.7		12.6
Earnings from operations	10.4	11.8	(11.7)

Gross profit rate	14.6%	15.7%	(1.1	) pts.
Expense rates:
% of revenue	10.3	10.3	—
% of gross profit	71.1	65.8	5.3
Operating margin	4.2	5.4	(1.2)

EMEA Commercial
Revenue from services (including fee-based income)	$258.8	$209.8	23.4%		6.9%
Fee-based income	6.6	5.1	29.1		12.2
Gross profit	42.3	33.8	25.0		7.9
SG&A expenses excluding restructuring charges	36.3	30.9	17.5
Restructuring charges	(0.6)	—	NM
Total SG&A expenses	35.7	30.9	15.6		(0.3)
Asset impairments	—	1.5	(100.0)
Earnings from operations	6.6	1.4	382.4
Earnings from operations excluding restructuring charges	6.0	1.4	339.1

Gross profit rate	16.3%	16.1%	0.2	pts.
Expense rates (excluding restructuring charges):
% of revenue	14.0	14.7	(0.7)
% of gross profit	86.0	91.5	(5.5)
Operating margin (excluding restructuring charges)	2.3	0.6	1.7

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT (continued)
(UNAUDITED)
(In millions of dollars)

	Second Quarter
					Constant
					Currency
	2011	2010	Change		Change
EMEA PT
Revenue from services (including fee-based income)	$45.8	$34.4	33.1%		15.8%
Fee-based income	5.3	3.9	34.2		18.0
Gross profit	12.4	9.3	32.4		15.8
Total SG&A expenses	11.0	8.8	24.9		8.3
Earnings from operations	1.4	0.5	152.7

Gross profit rate	27.0%	27.1%	(0.1	) pts.
Expense rates:
% of revenue	24.0	25.5	(1.5)
% of gross profit	88.8	94.1	(5.3)
Operating margin	3.0	1.6	1.4

APAC Commercial
Revenue from services (including fee-based income)	$102.3	$83.7	22.3%		9.0%
Fee-based income	3.7	2.7	36.9		21.8
Gross profit	14.3	11.7	22.1		7.9
Total SG&A expenses	13.9	10.7	29.4		13.8
Earnings from operations	0.4	1.0	(58.5)

Gross profit rate	14.0%	14.0%	—	pts.
Expense rates:
% of revenue	13.6	12.8	0.8
% of gross profit	97.2	91.8	5.4
Operating margin	0.4	1.2	(0.8)

APAC PT
Revenue from services (including fee-based income)	$13.5	$7.8	73.0%		56.1%
Fee-based income	4.2	2.8	51.9		38.0
Gross profit	5.6	3.5	57.2		41.7
Total SG&A expenses	6.4	3.9	64.4		47.9
Earnings from operations	(0.8)	(0.4)	(130.8)

Gross profit rate	41.3%	45.5%	(4.2	) pts.
Expense rates:
% of revenue	47.9	50.4	(2.5)
% of gross profit	115.9	110.8	5.1
Operating margin	(6.6)	(4.9)	(1.7)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT (continued)
(UNAUDITED)
(In millions of dollars)

	Second Quarter
					Constant
					Currency
	2011	2010	Change		Change
OCG
Revenue from services (including fee-based income)	$74.0	$60.4	22.5%		20.7%
Fee-based income	9.5	5.6	68.9		59.8
Gross profit	21.0	13.0	62.1		57.0
Total SG&A expenses	21.8	18.8	16.4		11.4
Earnings from operations	(0.8)	(5.8)	85.2

Gross profit rate	28.4%	21.4%	7.0	pts.
Expense rates:
% of revenue	29.5	31.1	(1.6)
% of gross profit	104.1	144.9	(40.8)
Operating margin	(1.2)	(9.6)	8.4

Corporate Expense
Total SG&A expenses	$18.9	$18.0	4.6%

Consolidated Total (net of intersegment activity)
Revenue from services (including fee-based income)	$1,405.8	$1,209.4	16.2%		11.3%
Fee-based income	35.7	24.4	46.2		34.5
Gross profit	224.6	190.9	17.6		11.9
SG&A expenses excluding restructuring charges	203.9	180.9	12.7
Restructuring charges	(0.6)	—	NM
Total SG&A expenses	203.3	180.9	12.4		6.8
Asset impairments	—	1.5	(100.0)
Earnings from operations	21.3	8.5	151.8
Earnings from operations excluding restructuring charges	20.7	8.5	144.9

Gross profit rate	16.0%	15.8%	0.2	pts.
Expense rates (excluding restructuring charges):
% of revenue	14.5	15.0	(0.5)
% of gross profit	90.8	94.8	(4.0)
Operating margin (excluding restructuring charges)	1.5	0.7	0.8

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	June Year to Date
					Constant
					Currency
	2011	2010	Change		Change
Americas Commercial
Revenue from services (including fee-based income)	$1,323.6	$1,148.6	15.2%		14.4%
Fee-based income	5.6	4.3	31.5		29.7
Gross profit	186.2	164.2	13.4		12.7
SG&A expenses excluding restructuring charges	146.5	132.8	10.4
Restructuring charges	—	0.3	(100.0)
Total SG&A expenses	146.5	133.1	10.1		9.4
Earnings from operations	39.7	31.1	27.7
Earnings from operations excluding restructuring charges	39.7	31.4	26.2

Gross profit rate	14.1%	14.3%	(0.2	) pts.
Expense rates (excluding restructuring charges):
% of revenue	11.1	11.6	(0.5)
% of gross profit	78.7	80.8	(2.1)
Operating margin (excluding restructuring charges)	3.0	2.7	0.3

Americas PT
Revenue from services (including fee-based income)	$488.3	$425.5	14.7%		14.6%
Fee-based income	6.5	4.5	43.8		43.5
Gross profit	72.1	66.0	9.2		9.1
Total SG&A expenses	53.2	45.7	16.3		16.2
Earnings from operations	18.9	20.3	(6.7)

Gross profit rate	14.8%	15.5%	(0.7	) pts.
Expense rates:
% of revenue	10.9	10.8	0.1
% of gross profit	73.7	69.2	4.5
Operating margin	3.9	4.8	(0.9)

EMEA Commercial
Revenue from services (including fee-based income)	$490.3	$414.7	18.3%		8.5%
Fee-based income	12.4	9.9	24.4		14.1
Gross profit	79.6	66.6	19.5		9.3
SG&A expenses excluding restructuring charges	71.6	63.3	13.2
Restructuring charges	3.4	2.7	26.0
Total SG&A expenses	75.0	66.0	13.7		4.2
Asset impairments	—	1.5	(100.0)
Earnings from operations	4.6	(0.9)	NM
Earnings from operations excluding restructuring charges	8.0	1.8	348.3

Gross profit rate	16.2%	16.1%	0.1	pts.
Expense rates (excluding restructuring charges):
% of revenue	14.6	15.3	(0.7)
% of gross profit	90.0	95.0	(5.0)
Operating margin (excluding restructuring charges)	1.6	0.4	1.2

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT (continued)
(UNAUDITED)
(In millions of dollars)

	June Year to Date
					Constant
					Currency
	2011	2010	Change		Change
EMEA PT
Revenue from services (including fee-based income)	$87.2	$69.3	25.8%		16.1%
Fee-based income	9.7	7.6	26.5		16.9
Gross profit	23.4	18.7	24.5		15.1
Total SG&A expenses	21.7	18.3	18.4		8.7
Earnings from operations	1.7	0.4	269.7

Gross profit rate	26.8%	27.1%	(0.3	) pts.
Expense rates:
% of revenue	24.9	26.4	(1.5)
% of gross profit	92.8	97.6	(4.8)
Operating margin	1.9	0.7	1.2

APAC Commercial
Revenue from services (including fee-based income)	$202.0	$164.6	22.7%		11.2%
Fee-based income	7.2	5.5	31.6		19.1
Gross profit	27.8	23.1	20.4		8.4
SG&A expenses excluding restructuring charges	27.2	20.6	32.1
Restructuring charges	—	0.5	(100.0)
Total SG&A expenses	27.2	21.1	28.8		15.7
Earnings from operations	0.6	2.0	(70.7)
Earnings from operations excluding restructuring charges	0.6	2.5	(77.1)

Gross profit rate	13.8%	14.0%	(0.2	) pts.
Expense rates (excluding restructuring charges):
% of revenue	13.5	12.5	1.0
% of gross profit	98.0	89.3	8.7
Operating margin (excluding restructuring charges)	0.3	1.5	(1.2)

APAC PT
Revenue from services (including fee-based income)	$25.0	$15.4	61.9%		48.5%
Fee-based income	8.0	4.7	72.9		59.0
Gross profit	10.6	6.3	67.0		52.8
Total SG&A expenses	12.1	7.7	58.8		45.1
Earnings from operations	(1.5)	(1.4)	(19.5)

Gross profit rate	42.4%	41.1%	1.3	pts.
Expense rates:
% of revenue	48.8	49.7	(0.9)
% of gross profit	115.0	121.0	(6.0)
Operating margin	(6.4)	(8.6)	2.2

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT (continued)
(UNAUDITED)
(In millions of dollars)

	June Year to Date
					Constant
					Currency
	2011	2010	Change		Change
OCG
Revenue from services (including fee-based income)	$142.2	$115.7	22.9%		21.7%
Fee-based income	18.2	11.7	55.2		49.3
Gross profit	39.9	27.0	48.3		45.0
SG&A expenses excluding restructuring charges	43.1	37.2	15.9
Restructuring charges	—	0.1	(100.0)
Total SG&A expenses	43.1	37.3	15.7		12.2
Earnings from operations	(3.2)	(10.3)	68.9
Earnings from operations excluding restructuring charges	(3.2)	(10.2)	68.6

Gross profit rate	28.1%	23.3%	4.8	pts.
Expense rates (excluding restructuring charges):
% of revenue	30.3	32.2	(1.9)
% of gross profit	108.1	138.3	(30.2)
Operating margin (excluding restructuring charges)	(2.3)	(8.9)	6.6

Corporate Expense
SG&A expenses excluding restructuring charges	$37.9	$33.5	12.7%
Restructuring charges	—	0.8	(100.0)
Total SG&A expenses	37.9	34.3	10.2

Consolidated Total (net of intersegment activity)
Revenue from services (including fee-based income)	$2,744.9	$2,339.8	17.3%		13.9%
Fee-based income	67.5	48.1	40.3		32.2
Gross profit	438.3	370.9	18.1		14.3
SG&A expenses excluding restructuring charges	412.0	358.1	15.1
Restructuring charges	3.4	4.4	(23.6)
Total SG&A expenses	415.4	362.5	14.6		10.7
Asset impairments	—	1.5	(100.0)
Earnings from operations	22.9	6.9	232.6
Earnings from operations excluding restructuring charges	26.3	11.3	132.4

Gross profit rate	16.0%	15.9%	0.1	pts.
Expense rates (excluding restructuring charges):
% of revenue	15.0	15.3	(0.3)
% of gross profit	94.0	96.5	(2.5)
Operating margin (excluding restructuring charges)	1.0	0.5	0.5

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

		January 2,
	July 3, 2011	2011	July 4, 2010
Current Assets
Cash and equivalents	$80.5	$80.5	$65.3
Trade accounts receivable, less allowances of $13.6, $12.3 and $13.0, respectively	929.8	810.9	751.8
Prepaid expenses and other current assets	74.1	44.8	60.7
Deferred taxes	20.6	22.4	21.2

Total current assets	1,105.0	958.6	899.0

Property and Equipment, Net	96.2	104.0	112.1

Noncurrent Deferred Taxes	84.1	84.0	74.2

Goodwill, Net	67.3	67.3	67.3

Other Assets	156.4	154.5	138.7

Total Assets	$1,509.0	$1,368.4	$1,291.3

Current Liabilities
Short-term borrowings and current portion of long-term debt	$89.0	$78.8	$68.4
Accounts payable and accrued liabilities	222.9	181.6	144.8
Accrued payroll and related taxes	278.0	243.3	228.3
Accrued insurance	31.9	31.3	23.1
Income and other taxes	70.7	56.0	47.3

Total current liabilities	692.5	591.0	511.9

Noncurrent Liabilities
Long-term debt	—	—	49.9
Accrued insurance	54.6	53.6	55.0
Accrued retirement benefits	91.0	85.4	72.4
Other long-term liabilities	13.7	14.6	15.4

Total noncurrent liabilities	159.3	153.6	192.7

Stockholders’ Equity
Common stock	40.1	40.1	40.1
Treasury stock	(68.7)	(70.9)	(71.3)
Paid-in capital	28.0	28.0	26.8
Earnings invested in the business	617.5	597.6	573.4
Accumulated other comprehensive income	40.3	29.0	17.7

Total stockholders’ equity	657.2	623.8	586.7

Total Liabilities and Stockholders’ Equity	$1,509.0	$1,368.4	$1,291.3

STATISTICS:
Working Capital	$412.5	$367.6	$387.1
Current Ratio	1.6	1.6	1.8
Debt-to-capital %	11.9%	11.2%	16.8%
Global Days Sales Outstanding	52	49	50

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 26 WEEKS ENDED JULY 3, 2011 AND JULY 4, 2010
(UNAUDITED)
(In millions of dollars)

	2011	2010
Cash flows from operating activities
Net earnings	$19.9	$1.9
Noncash adjustments:
Impairment of assets	—	1.5
Depreciation and amortization	16.3	17.8
Provision for bad debts	2.2	0.5
Stock-based compensation	1.9	1.4
Other, net	(0.1)	0.8
Changes in operating assets and liabilities	(47.0)	(44.2)

Net cash from operating activities	(6.8)	(20.3)

Cash flows from investing activities
Capital expenditures	(6.3)	(3.8)
Settlement of forward exchange contracts	0.7	—
Other investing activities	0.2	0.9

Net cash from investing activities	(5.4)	(2.9)

Cash flows from financing activities
Net change in short-term borrowings	71.9	(11.8)
Repayment of debt	(62.9)	(7.3)
Sale of stock and other financing activities	(1.1)	24.2

Net cash from financing activities	7.9	5.1

Effect of exchange rates on cash and equivalents	4.3	(5.5)

Net change in cash and equivalents	—	(23.6)
Cash and equivalents at beginning of period	80.5	88.9

Cash and equivalents at end of period	$80.5	$65.3

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	Second Quarter (Commercial, PT and OCG)
			% Change
				Constant
	2011	2010	US$	Currency
Americas
United States	$863.3	$770.8	12.0%	12.0%
Canada	61.4	54.5	12.8	6.0
Mexico	27.6	21.9	25.9	17.2
Puerto Rico	24.1	19.2	25.7	25.7

Total Americas	976.4	866.4	12.7	12.1

EMEA
France	78.1	67.6	15.5	1.7
Switzerland	62.3	40.7	52.9	19.5
Russia	37.8	25.4	48.4	36.5
United Kingdom	30.5	34.2	(10.8)	(18.4)
Portugal	22.7	19.1	18.8	4.5
Germany	21.0	16.2	29.1	13.6
Italy	18.5	14.7	26.3	10.9
Norway	17.5	14.1	24.0	7.6
Other	22.5	16.9	33.6	16.2

Total EMEA	310.9	248.9	24.9	8.3

APAC
Australia	37.1	28.7	29.6	7.9
Singapore	26.3	19.6	34.1	19.3
Malaysia	18.8	16.3	15.5	7.5
India	17.5	15.2	15.6	13.1
Other	18.8	14.3	31.5	18.0

Total APAC	118.5	94.1	26.1	12.6

Total Kelly Services, Inc.	$1,405.8	$1,209.4	16.2%	11.3%

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	June Year to Date (Commercial, PT and OCG)
			% Change
				Constant
	2011	2010	US$	Currency
Americas
United States	$1,703.0	$1,481.0	15.0%	15.0%
Canada	120.8	106.1	13.9	7.5
Mexico	52.7	40.9	28.8	20.8
Puerto Rico	46.2	33.9	36.1	36.1

Total Americas	1,922.7	1,661.9	15.7	15.1

EMEA
France	148.1	134.9	9.8	3.3
Switzerland	109.5	72.1	51.9	25.6
Russia	72.0	48.7	47.7	39.9
United Kingdom	61.6	71.8	(14.3)	(19.2)
Portugal	43.3	37.5	15.6	8.6
Germany	41.3	32.5	26.9	19.6
Italy	35.1	31.4	11.9	4.8
Norway	32.6	28.0	16.4	6.9
Other	45.7	36.1	26.7	18.4

Total EMEA	589.2	493.0	19.5	9.8

APAC
Australia	73.5	56.3	30.6	13.0
Singapore	52.4	38.5	36.0	22.4
Malaysia	36.4	30.9	17.9	8.4
India	35.1	28.9	21.7	19.6
Other	35.6	30.3	17.3	8.0

Total APAC	233.0	184.9	26.0	14.4

Total Kelly Services, Inc.	$2,744.9	$2,339.8	17.3%	13.9%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)
(In millions of dollars except per share data)

	Second Quarter		June Year to Date
	2011	2010	2011	2010
Pretax earnings from operations	$21.3	$8.5	$22.9	$6.9

Restructuring charges (Note 1)	(0.6)	—	3.4	4.4
Asset impairments (Note 2)	—	1.5	—	1.5

Earnings from operations excluding restructuring and asset impairment charges	$20.7	$10.0	$26.3	$12.8

	Second Quarter
	2011		2010
	Amount	Per Share	Amount	Per Share
Earnings from continuing operations, net of taxes	$20.0	$0.53	$3.9	$0.11

Restructuring charges, net of taxes (Note 1)	(0.6)	(0.02)	—	—
Asset impairments, net of taxes (Note 2)	—	—	1.2	0.03

Earnings from continuing operations excluding restructuring and asset impairment charges, net of taxes	$19.4	$0.52	$5.1	$0.14

	June Year to Date
	2011		2010
	Amount	Per Share	Amount	Per Share
Earnings from continuing operations, net of taxes	$21.1	$0.56	$1.9	$0.05

Restructuring charges, net of taxes (Note 1)	3.4	0.09	3.6	0.10
Asset impairments, net of taxes (Note 2)	—	—	1.2	0.03

Earnings from continuing operations excluding restructuring and asset impairment charges, net of taxes	$24.5	$0.65	$6.7	$0.19

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)
Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the restructuring and impairment charges is useful to understand the Company’s fiscal 2011 financial performance and increases comparability. Specifically, Management believes that excluding these items allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company’s financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company’s financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.
(1) In 2010, restructuring costs related primarily to severance and lease termination costs for branches in the EMEA and APAC Commercial segments that were in the process of closure at the end of 2009, as well as severance costs related to the corporate headquarters. In 2011, restructuring costs relate primarily to revisions of the estimated lease termination costs for EMEA Commercial branches that closed in prior years.
(2) Asset impairment charges relate to the write-off of incomplete software projects in Europe.